EXECUTION VERSION Doc#: US1:15504181v4 SUPPLEMENT NO. 11 TO SUBSIDIARY GUARANTEE AGREEMENT (FIRST LIEN) SUPPLEMENT NO. 11, dated as of January 7, 2022 (as amended, restated, supplemented or otherwise modified from time to time, this “Supplement”), to the Subsidiary Guarantee Agreement (First Lien), dated as of July 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), among each Subsidiary listed on the signature page thereof and each other Subsidiary that became a party thereto after the date thereof (each an “Existing Guarantor” and collectively, the “Existing Guarantors”) and BARCLAYS BANK PLC (as successor in interest to Credit Suisse AG, Cayman Islands Branch), as collateral agent (in such capacity, together with any successor thereto, the “Collateral Agent”) for the Secured Parties. A. Reference is made to the First Lien Credit Agreement dated as of July 1, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “First Lien Credit Agreement”), among PRIME SECURITY SERVICES HOLDINGS, LLC, a Delaware limited liability company, PRIME SECURITY SERVICES BORROWER, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time and Barclays Bank PLC, as Administrative Agent. B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Credit Agreement. C. Each Existing Guarantor has entered into the Guaranty in order to induce the Lenders to make Loans and each Issuing Bank to issue Letters of Credit. Section 11 of the Guaranty provides that additional Subsidiaries may become Subsidiary Guarantors (as defined in the Guaranty) under the Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (each, a “New Subsidiary,” and collectively, the “New Subsidiaries”) is executing this Supplement in accordance with the requirements of the First Lien Credit Agreement to become a Subsidiary Guarantor under the Guaranty in order to induce the Lenders to maintain and/or make additional Loans and each Issuing Bank to maintain and/or issue additional Letters of Credit, and as consideration for Loans previously made and Letters of Credit previously issued. Accordingly, each of the New Subsidiaries agrees as follows: SECTION 1. In accordance with Section 11 of the Guaranty, each of the New Subsidiaries by its signature below becomes a Subsidiary Guarantor under the Guaranty with the same force and effect as if originally named therein as a Subsidiary Guarantor and each of the New Subsidiaries hereby agrees to all the terms and provisions of the Guaranty applicable to it as a Subsidiary Guarantor thereunder. In furtherance of the foregoing, each of the New Subsidiaries does hereby guarantee to the Collateral Agent the due and punctual payment of the Guaranteed Obligations (as defined in the Guaranty) as set forth in the Guaranty. Each reference to a “Subsidiary Guarantor” or a “Guarantor” in the Guaranty and in this Supplement shall be deemed to include each of the New Subsidiaries. The Guaranty is hereby incorporated herein by reference.

2 SECTION 2. Each of the New Subsidiaries represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing. SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each of the New Subsidiaries. Delivery of an executed counterpart to this Supplement by facsimile or electronic transmission (or other electronic transmission pursuant to procedures approved by the Collateral Agent) shall be as effective as delivery of a manually signed original. SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect. SECTION 5. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR OTHER CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW. SECTION 6. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby. The parties shall endeavor in good- faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5(d) of the Guaranty. SECTION 8. Each of the New Subsidiaries agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, disbursements and other charges of counsel to the Collateral Agent. [remainder of page intentionally left blank; signature page follows]

[Signature Page to Supplement to Subsidiary Guarantee Agreement (First Lien)] IN WITNESS WHEREOF, each of the New Subsidiaries has duly executed this Supplement as of the day and year first above written. COMPASS SOLAR GROUP, LLC MARC JONES CONSTRUCTION, L.L.C. BUILDPRO, L.L.C. ENERGYPRO LLC By:__/s/ Deepika Yelamanchi__________ Name: Deepika Yelamanchi Title: Vice President & Treasurer Address: 128 Northpark Blvd., Covington, LA 70433 Legal Name: Energypro LLC Jurisdiction of Formation: Louisiana